                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                                MULTEX.COM, INC.
                                       TO
                         PROTON ACQUISITION CORPORATION
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                               REUTERS GROUP PLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, MARCH 25 2003, UNLESS THE OFFER IS EXTENDED.

     As set forth in "THE TENDER OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase (as defined below), this form or a manually signed facsimile of this form must be used to accept the Offer (as defined below) in any of the following circumstances:

          (a) if certificates representing shares of common stock, par value $0.01 per share (the "Multex Common Stock") of Multex.com, Inc., a Delaware corporation ("Multex"), are not immediately available, or

          (b) if the procedure for book-entry transfer cannot be complied with on a timely basis, or

          (c) if time will not permit certificates representing the shares of Multex Common Stock to be tendered and any other required documents to reach American Stock Transfer & Trust Company ("the Depositary") prior to the Expiration Date (as defined in "THE TENDER OFFER -- Terms of the Offer" in the Offer to Purchase).

     This form may be delivered by hand or transmitted by telegram, facsimile or mail to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in "THE TENDER OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described in "THE TENDER OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase for more details.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

     This form is NOT to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the space provided in the signature box on the Letter of Transmittal.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH BELOW OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

          By Mail:                 By Overnight Courier:                 By Hand:
       59 Maiden Lane                 59 Maiden Lane                  59 Maiden Lane
         Plaza Level                    Plaza Level                     Plaza Level
  New York, New York 10038       New York, New York 10038        New York, New York 10038

          By Facsimile Transmission (For Eligible Institutions Only):

                                 (718) 234-5001

                Confirm Receipt of Facsimile by Telephone Only:

                                 (800) 937-5449

Ladies and Gentlemen:

     The undersigned hereby tenders to Proton Acquisition Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Reuters Group PLC, a public limited company organized under the laws of England and Wales, on the terms and subject to the conditions set forth in the Offer to Purchase, dated February 26, 2003 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Multex Common Stock set forth below, pursuant to the guaranteed delivery procedures set forth in "THE TENDER OFFER--Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase.

Signature(s):
--------------------------------------------------------------------------------

Name(s) of Record Holder(s):
-------------------------------------------------------------------------------
                                           PLEASE PRINT OR TYPE

Number of Shares of Multex Common Stock:
----------------------------------------------------------------

Certificate Number(s) (If Available):
------------------------------------------------------------------------

Date:
------------------------, 2003

Address(es):
--------------------------------------------------------------------------------
                                     INCLUDE ZIP CODE

Daytime Area Code and Telephone Number(s):
-------------------------------------------------------------

Taxpayer Identification or Social Security Number:
----------------------------------------------------------

Check box if shares of Multex Common Stock will be tendered by Book-Entry
Transfer:  [ ]

Account Number at the Book-Entry Transfer Facility:
-------------------------------------------------------

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned (the "Eligible Institution"), a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby guarantees that the following documents (the "Documents") will be received by the Depositary at one of its addresses set forth above, within the time limits set forth in the following paragraph:

      (i) the certificates representing the shares of Multex Common Stock tendered hereby in proper form for transfer, or a timely confirmation of the book-entry transfer of such shares of Multex Common Stock into the Depositary's account at The Depository Trust Company pursuant to procedures set forth in "THE TENDER OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase,

     (ii) together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined in "THE TENDER OFFER--Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase)) and

    (iii) any other documents required by the Letter of Transmittal.

     Documents must be received by the Depositary at one of its addresses set forth above within three trading days after the date of execution hereof. A "trading day" is a day on which The Nasdaq Stock Market's National Market is open for business.

     The Eligible Institution must communicate this guarantee to the Depositary and must deliver Documents to the Depositary within the applicable time period set forth above. Failure to do so could result in a financial loss to the Eligible Institution.

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   INCLUDE ZIP CODE

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 PLEASE PRINT OR TYPE

Title:
--------------------------------------------------------------------------------

Date:
------------------------, 2003

NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF MULTEX COMMON STOCK WITH THIS
      NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SHARES OF MULTEX COMMON STOCK SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3